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                                                                    Exhibit 99.5
                                                                    ------------

                            United States of America
                                   Before the
                       Securities and Exchange Commission

                         Securities Exchange Act of 1934
                       Release No. 45730 / April 11, 2002


Order Under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions from Certain Provisions of the Act and Rules Thereunder

In connection with the Securities and Exchange Commission v. Xerox Corporation, (S.D.N.Y.), and noting particularly:

         1. The agreement of Xerox Corporation to the entry of an injunction from violations of Section 17(a) of the Securities Act of 1933, Sections 10(b), 13(a) and 13(b) of the Securities Exchange Act of 1934 and Rules 10b-5, 12b-20, 13a-1, 13a-13 and 13b2-1 under the Exchange Act;

         2. Xerox Corporation's change in independent accountants as described in its Form 8-K filed October 5, 2001 and its agreement to restate its financial results for the fiscal years 1997, 1998, 1999 and 2000;

         3. The agreement of Xerox Corporation to pay a $10 million monetary penalty;

         4. The agreement of Xerox Corporation to undertake remedial measures specified in the Final Judgment of Permanent Injunction and Other Relief filed in Securities and Exchange Commission v. Xerox Corporation, (SDNY);

         5. Based on the Commission's view that sales may not be made pursuant to a registration statement filed by either Xerox Corporation or Xerox Credit Corporation under the Securities Act until the periodic reports referenced in this "Order Under
                  Section 36 Of The Securities Exchange Act Of 1934 Granting Exemptions From Certain Provisions Of The Act And Rules Thereunder" ("Order") are, in fact, filed, Xerox Corporation has agreed not to facilitate these sales; and

         6. Based on the Commission's view that it would not be appropriate for holders of Xerox Corporation or Xerox Credit Corporation securities to resell those securities without registration under the Securities Act in reliance on the safe harbor from the definition of "underwriter" provided by Rule 144 (other than reliance on Rule 144(k)) under the Securities Act until the periodic reports referenced in this Order are, in fact, filed, Xerox Corporation has agreed not to facilitate these sales,

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the Commission finds, based upon the foregoing agreements and premises, that the exemptions set forth below are necessary and appropriate in the public interest and consistent with the protection of investors.

Accordingly, IT IS ORDERED, pursuant to Section 36 of the Exchange Act that:

         1. Notwithstanding any other Commission rule or regulation, Xerox Corporation may file its annual report on Form 10-K for the fiscal year ended December 31, 2001 on or before June 30, 2002, and if so filed will be deemed to be filed on the prescribed due date;

         2. Notwithstanding any other Commission rule or regulation, Xerox Corporation may file its quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2002 on or before June 30, 2002, and if so filed will be deemed to be filed on the prescribed due date;

         3. Notwithstanding any other Commission rule or regulation, Xerox Credit Corporation may file its annual report on Form 10-K for the fiscal year ended December 31, 2001 on or before June 30, 2002, and if so filed will be deemed to be filed on the prescribed due date; and

         4. Notwithstanding any other Commission rule or regulation, Xerox Credit Corporation may file its quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2002 on or before June 30, 2002, and if so filed will be deemed to be filed on the prescribed due date.

By the Commission.

                                                                  J. Lynn Taylor
                                                             Assistant Secretary

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